UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 10, 2005

Date of Report (Date of earliest event reported)

MEDWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28010 (Commission File No.)	41-1493458 (IRS Employer Identification No.)

435 Newbury Street, Danvers, MA 01923

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(978) 762-8999

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Securities Purchase Agreement
Investor Presentation Materials
Press Release

This Current Report on Form 8-K and the attached exhibits may contain forward-looking statements within the meaning of the federal securities laws. You can identify these statements by use of the words “guidance,” “expects,” “plans,” “estimates,” “intends,” “believes” and similar expressions that do not relate to historical matters. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Medwave, Inc., a Delaware corporation (“Medwave”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the Company’s ability to develop and communicate new products, the ability to achieve successful clinical trials and the other risks and uncertainties is contained in the section entitled “Risk Factors” of Medwave’s Annual Report on Form 10-K filed on January 12, 2005 and in Medwave’s other public filings. Medwave disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2005, Medwave entered into certain Securities Purchase Agreements with the investors named therein (the “Investors”) for the sale of an aggregate of 1,300,000 shares of common stock, at a price of $4.00 for per share (the “Shares”) and the issuance of additional investment rights for the option to purchase 575,000 shares, at a price of $4.00 per share (the “AIR Rights”). The additional investment rights expire on August 10, 2005. Pursuant to the terms of the Securities Purchase Agreement, Medwave has agreed to file a Registration Statement registering the Shares and the shares that may be issued upon exercise of the AIR Rights with the Securities and Exchange Commission by March 4, 2005 and to cause such Registration Statement to become effective. In addition, the Company agreed to indemnify the Investors for certain losses arising from the Registration Statement.

The form of Securities Purchase Agreement is attached hereto as Exhibit 10.1. The following chart sets forth the names of the Investors and the number Shares purchased pursuant to each Securities Purchase Agreement:

Investor	Number of Shares
Highbridge Capital Management	750,000

Iroquios Capital LP	87,500

Heartland Group, Inc.	150,000

Van Wagoner Capital Management	125,000

Heights Capital Management, Inc.	125,000

DKR Management Company, Inc.	62,500

Item 3.02 Unregistered Sales of Equity Securities

On February 10, 2005, Medwave issued 1,300,000 shares of common stock to the Investors listed above in Item 1.01 for an aggregate consideration of $5,200,000 and additional investment rights for the option to purchase 575,000 shares of common stock at a purchase price of $4.00 per share. The Shares and AIR Rights were issued in reliance on the exemption provided by Rule 506 promulgated by the U.S. Securities

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and Exchange Commission under the Securities Act of 1933, as amended. Each Investor who purchased the Shares and AIR Rights is an accredited investor.

Item 7.01. Regulation FD Disclosure.

In connection with the private placement of Shares and AIR Rights, Medwave held investor presentations with several of the Investors. These Investors are subject to confidentiality agreements whereby the Investor agreed to maintain the information in confidence that will cease to apply upon our public release of the confidential information. A copy of the information and materials provided to certain Investors at such investor presentations is attached hereto as Exhibit 99.1.

On February 11, 2005, Medwave issued a press release regarding the sale of the Shares to the Investors. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Title
10.1	Form of Securities Purchase Agreement dated as of February 10, 2005 by and among Medwave, Inc. and the Investors named therein

99.1*	Investor Presentation Materials

99.2*	Press Release dated February 11, 2005

* The information in this exhibit is furnished under Item 7.01 and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Exchange Act, or incorporated by reference into any other filling.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDWAVE, INC.
Date: February 10, 2005	By:	/s/ Timothy J. O’Malley
Timothy J. O’Malley
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Title
10.1	Form of Securities Purchase Agreement dated as of February 10, 2005 by and among Medwave, Inc. and the Investors named therein

99.1 *	Investor Presentation Materials

99.2 *	Press Release dated February 11, 2005

* The information in this exhibit is furnished under Item 7.01 and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Exchange Act, or incorporated by reference into any other filling.

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